GRAFTECH INTERNATIONAL LTD. HAS CLAIMED CONFIDENTIAL

TREATMENT OF PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH

RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934

Exhibit 10.27.2

[Humber Agreement - Amendment]

CERTAIN PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED BASED ON A

REQUEST FOR CONFIDENTIAL TREATMENT

OMITTED PORTIONS HAVE BEEN SEPARATELY FILED WITH THE

SECURITIES AND EXCHANGE COMMISSION

AMENDMENT NO. 4

THIS AMENDMENT is made effective as of January 1, 2007 (“The Effective Date”) by and among (1) CONOCOPHILLIPS (U.K.) LIMITED (“Seller”), formerly known as Conoco (U.K.) Limited, of Portman house, 2 Portman St, London W1H 6DU, united Kingdom and (2) UCAR S.A. (“Buyer”) of Route de Renens 1, 1030 Bussigny-pres-Lausanne, Switzerland (each a “Party” and together “the Parties”) and amends an Agreement (the “Agreement”) among the Parties entered as of January 1, 2001, in the following particulars:

1. Section 5.3.1B of the Agreement is amended by adding the following:

For the year * the prices to be used for invoicing and payment for Coke supplied under this Agreement will be fixed at the following:

Grade * - * per metric ton

Grade * - * per metric ton

Grade * - * per metric ton

If, during any * consecutive *, the average of the daily quotes for Brent Blend published by Platt’s (excluding days during such * period on which Platt’s does not publish such quotes) is over * per barrel, then either party may notify the other party, in writing, that it wishes to renegotiate the prices for all grades of coke sold pursuant to this Agreement. If the parties fail to agree upon revised pricing within * of the date of such a notice, then either party may terminate this Agreement upon not less than * advance written notice.

2. Section 5.4 of the Agreement (Additional Procedures) is deleted in its entirety.

Except as provided above, the Agreement and the Amendments remain in full force and effect according to their terms.

CERTAIN PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED BASED ON A

REQUEST FOR CONFIDENTIAL TREATMENT

Signed and executed by duly authorized representatives of Seller and buyer respectively,

CONOCOPHILLIPS (U.K.) LIMITED		UCAR S.A.

By:	/s/ P.N. Higgins	By:	/s/ Giuseppe Autieri
Date:	26 Feb 2007	Date:	March 5, 2007